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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 1, 1999


                          PROSPERITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                         0-25051               74-2331986
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                            3040 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 993-0002

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            ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                     (a)       Financial statements of business acquired.

                               Incorporated by reference to pages F-28 to F-47, inclusive, of the Company's Amendment No. 1 to its Registration Statement on Form S-1 (Registration No. 333-89481) filed with the Securities and Exchange Commission on November 1, 1999.

                     (b)       Pro forma financial information.

                               Incorporated by reference to pages 18 to 21, inclusive, of the Company's Amendment No. 1 to its Registration Statement on Form S-1 (Registration No. 333-89481) filed with the Securities and Exchange Commission on November 1, 1999.

                     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

 Exhibit
 Number                 Description of Exhibit
---------               ----------------------
  2.1 Agreement and Plan of Reorganization between Prosperity Bancshares, Inc. and South Texas Bancshares, Inc. dated June 17, 1999 (incorporated herein by reference to Exhibit 2.1 to Prosperity's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

 23.1          Consent of Padgett, Stratemann & Co., L.L.P.






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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PROSPERITY BANCSHARES, INC.



Dated: November 8, 1999                         By:    /s/ Tracy T. Rudolph
                                                    -----------------------
                                                      Tracy T. Rudolph
                                                      President






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                                 EXHIBIT INDEX


 Exhibit
 Number                 Description of Exhibit
---------               ----------------------
  2.1 Agreement and Plan of Reorganization between Prosperity Bancshares, Inc. and South Texas Bancshares, Inc. dated June 17, 1999 (incorporated herein by reference to Exhibit 2.1 to Prosperity's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

 23.1          Consent of Padgett, Stratemann & Co., L.L.P.

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